NOVEMBER 27, 2024
SUPPLEMENT TO
HARTFORD SCHRODERS EMERGING MARKETS EQUITY FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective immediately, Hartford Schroders Emerging Markets Equity Fund’s contractual investment management fee will be reduced and the contractual arrangement that limits the amount of the transfer agency fee applicable to the Hartford Schroders Emerging Markets Equity Fund’s Class A shares will terminate. Accordingly, effective immediately, under the heading “Your Expenses” in the above referenced Summary Prospectus, the Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense example, are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees(2)	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(3)	0.23%	0.16%	0.23%	0.27%	0.20%	0.17%	0.16%	0.05%	0.05%
Total annual fund operating expenses	1.39%	2.07%	1.14%	1.68%	1.36%	1.08%	1.07%	0.96%	0.96%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect the reduction of the contractual investment management fee effective November 27, 2024.
(3)
“Other expenses” for Classes A, R3, R4, and R5 have been restated to reflect the estimated transfer agency fees for the current fiscal year. ”Other expenses” have been restated to reflect current fees for Classes C, I, Y, F and SDR.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
●
Your investment has a 5% return each year
●
The Fund’s operating expenses remain the same
●
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$684	$966	$1,269	$2,127
C	$310	$649	$1,114	$2,400
I	$116	$362	$628	$1,386
R3	$171	$530	$913	$1,987
R4	$138	$431	$745	$1,635
R5	$110	$343	$595	$1,317
Y	$109	$340	$590	$1,306
F	$98	$306	$531	$1,178
SDR	$98	$306	$531	$1,178
If you did not redeem your shares:

C	$210	$649	$1,114	$2,400
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7701
November 2024